UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):  August 31, 2018

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35328	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities

On August 31, 2018, Aegion Corporation (the "Company") and its subsidiaries, The Bayou Companies, LLC and Aegion Holding Company, LLC, entered into a Purchase Agreement with Bayou Holdco, Inc. pursuant to which Sellers, simultaneous with the entry into the Purchase Agreement, sold: (a) substantially all of the assets of Bayou; and (b) Aegion Holding Company, LLC's entire interest in Bayou Wasco Insulation, LLC, which represented 51% of the outstanding membership interest of Bayou Wasco Insulation, LLC (collectively, the "Bayou Disposition").

The Bayou Disposition was part of the Company’s previously announced strategic actions associated with the realignment and restructuring plan described in the Company’s Current Report on Form 8-K filed August 3, 2017, as amended by the Company’s Current Report on Form 8-K filed October 3, 2017 and the subsequent periodic filings of the Company with the Securities and Exchange Commission. The Bayou Disposition is expected to result in a pre-tax loss of approximately $8.0 million to $10.0 million.

The Company's 2018 second quarter Form 10-Q, filed August 2, 2018, announced future charges would be incurred as a result of decisions to exit the CIPP contracting operations in Denmark. Management has concluded their initial evaluation of exit costs for CIPP operations in Denmark and anticipates taking a $5.0 million to $6.0 million charge by the end of 2018. Management expects less than $1.0 million of the charges will be cash.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on September 4, 2018 related to the Bayou Disposition. A copy of that press release is being furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
	(d)	The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of Aegion Corporation dated September 4, 2018, filed herewith.

*     *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ Mark A. Menghini
Mark A. Menghini
Senior Vice President, General Counsel and Secretary

Date: September 7, 2018

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
99.1	Press Release of Aegion Corporation dated September 4, 2018, filed herewith.